Third Quarter 2021 Financial Results October 26, 2021 Exhibit 99.2

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning.  You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements.  You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.  Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the novel coronavirus (COVID-19) pandemic, and also by the effectiveness of varying governmental responses in ameliorating the impact of the pandemic on our customers and the economies where they operate.   Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, our ability to manage the impact of the COVID-19 pandemic on our markets and our customers, as well as the effectiveness of actions of federal, state and local governments and agencies (including the Board of Governors of the Federal Reserve System (FRB)) to mitigate its spread and economic impact, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.   Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise. Forward–Looking Statements 2

Expense Management Financial Highlights Performance reflects continued balance sheet growth, strong credit quality and disciplined expense management Source: Company reports (1) For Non-GAAP measures, please refer to the Earnings Release dated October 26, 2021 and the Consolidated Financial Information, Note 10 – Non-GAAP Financial Measures 3 Voluntary early retirement program reduced net income by $4.3 million, or approximately $0.07 per diluted share; anticipate pre-tax savings of approximately $1.3 million for the remainder of 2021 and $4.3 million in 2022 Charge to resolve allegations by regulatory authorities regarding fair lending matters reduced net income by $5.0 million, or approximately $0.08 per diluted share Collectively, these items reduced net income by $9.3 million, or approximately $0.15 per diluted share Earnings Drivers Loans Held for Investment (HFI) increased $22.0 million, or 0.2%, linked-quarter and $327.2 million, or 3.3%, year-over-year Deposits increased $290.8 million, or 2.0%, linked-quarter and $1.7 billion, or 12.9%, year-over-year Investment securities increased $470.8 million linked-quarter as excess liquidity was deployed Net interest income (FTE), excluding interest and fees on PPP loans, increased $2.9 million, or 2.9%, linked-quarter Noninterest income totaled $54.1 million, representing 35.5% of total revenue Profitable Revenue Generation Adjusted noninterest expense(1) totaled $116.6 million in the third quarter, a 0.3% increase from the prior quarter Recoveries exceeded charge-offs by $2.5 million in the third quarter Provision for credit losses, net totaled a negative $3.5 million for the quarter Loans remaining under a COVID-19 related concession represented approximately 20 basis points of loans HFI at September 30, 2021 Credit Quality Maintained strong capital levels with CET1 ratio of 11.68% and total risk-based capital ratio of 14.01% Repurchased $9.7 million, or approximately 319 thousand shares of common stock in the third quarter; at September 30, 2021, had $65.4 million remaining authority under the repurchase program, which expires on December 31, 2021 Board of Directors declared quarterly cash dividend of $0.23 per share Capital Management

Loans Held for Investment (LHFI) Portfolio Focus on profitable, credit-disciplined loan growth continued Source: Company reports (1) Percentages may not sum to 100% due to rounding. Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $316 million with outstanding balances of $101 million – representing 0.99% of total LHFI – at September 30, 2021 At September 30, 2021, nonaccrual energy-related loans represented 1.34% of outstanding energy-related loans and 1 basis point of outstanding LHFI Dollar Change: $22 $(23) $159 $169 4

Real Estate Secured Loan Portfolio Detail 5 Source: Company reports (1) Multi-Family is included in Other Real Estate Secured Loans in Financials Focus on vertical construction with limited exposure to unimproved land and development Well-diversified product and geographical mix Balanced between non-owner and owner-occupied portfolios Virtually no REIT outstandings ($4.9 million)

Commercial Loan Portfolio Detail 6 Source: Company reports Well-diversified portfolio with no single category exceeding 12% Small energy book and has never been an area of focused growth Virtually no regulatory defined higher risk commercial and industrial outstanding ($10.3 million) Portfolio includes commercial, financial intermediaries, agriculture production and non-profits

COVID-19 Impacted Industries 7 At September 30, 2021

Third Quarter Portfolio Review 8 During the third quarter, Trustmark conducted an analysis of borrowers with outstanding balances of $1 million or more in the COVID impacted industries as well as borrowers in other selected categories primarily of nursing homes and senior living facilities, health care facilities, and churches. Collectively, the review included borrowers with $1.7 billion in outstanding balances at September 30, 2021. Within the COVID-19 impacted industries, the review included the following: As a result of the review, no credits were downgraded to a criticized category. A total of $20 million was removed from criticism which included borrowers in the COVID related industries as follows:

Allowance for Credit Losses Source: Company reports Does not include allowance for off balance sheet credit exposures Totals may not foot due to rounding 9 ($ in millions) Quantitative changes due to improvement of the macroeconomic forecast and PD/LGD floors Qualitative changes including reduction of the impact of the COVID-19 pandemic reserve All other changes including individually analyzed reserves, prepayment studies, loan growth, etc. ACL 06/30/21 ACL 09/30/21

Credit Risk Management Solid asset quality metrics Allowance for credit losses represented 1.02% of loans held for investment and 520.77% of nonaccrual loans, excluding individually evaluated loans Recoveries exceeded charge-offs by $2.5 million in the third quarter Other Real Estate totaled $6.2 million, a $3.2 million decrease from the prior quarter and a $10.0 million decrease year-over-year Nonperforming assets increased $11.6 million from the prior quarter and $2.3 million year-over-year Source: Company reports Note: Unless noted otherwise, credit metrics exclude PPP loans (1) Totals may not foot due to rounding (2) NPLs excludes individually evaluated loans 10

Paycheck Protection Program (PPP) Source: Company reports 11

Attractive, Low-Cost Deposit Base Deposits totaled $14.9 billion at September 30, 2021, up $290.8 million, or 2.0%, linked-quarter, and up $1.7 billion, or 12.9%, year-over-year Cost of interest-bearing deposits in the third quarter totaled 0.14%, down 5 basis points from the prior quarter Source: Company reports (1) Numbers and/or percentages may not foot due to rounding. (2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes. 12 $14,668

Income Statement Highlights – Net Interest Income Net interest income (FTE) totaled $101.2 million, resulting in a net interest margin of 2.57% in the third quarter The net interest margin, excluding PPP loans and Federal Reserve Bank balance, totaled 2.90% in the third quarter, a 4 basis point decrease from the prior quarter Source: Company reports (1) Totals may not foot due to rounding (2) Loan Yield includes LHFI & LHFS 13 Asset Rate/Volume Liability Rate/Volume # of Days in Quarter PPP Net Interest Margin

Income Statement Highlights – Noninterest Income Source: Company reports (1) Totals may not foot due to rounding Noninterest income totaled $54.1 million for the third quarter, a decrease of $2.3 million linked-quarter and $19.6 million year-over-year. The linked-quarter and year-over-year changes are principally attributable to lower mortgage banking revenue. Service charges on deposits accounts increased $1.3 million from the prior quarter and year-over-year. Wealth management revenue for the third quarter totaled $9.1 million, an increase of $125 thousand linked-quarter and $1.4 million year-over-year. Insurance revenue totaled $12.1 million, a $84 thousand decrease from the prior quarter and a $571 thousand increase from the previous year due in part to increased property and casualty commissions. 14 (1)

Income Statement Highlights – Mortgage Banking Source: Company reports (1) Totals may not foot due to rounding (2) Production includes Loans Available for Sale (AFS) and Portfolio (3) Gain on Sale Margin excludes FAS 133 (Pipeline valuation adjustment) Mortgage banking revenue totaled $14.0 million in the third quarter of 2021, a $3.3 million decrease linked-quarter and $22.4 million decrease year-over year. Mortgage loan production in the third quarter totaled $708.8 million, a decrease of 3.8% from the prior quarter and 20.0% from the prior year. Retail production represented 79% of volume, or $557.5 million, in the third quarter. 15 Gain on sale margin (3) Purchase 56% 58% 52% 71% 69% Refinance 44% 42% 48% 29% 31%

Noninterest expense totaled $129.6 million in the third quarter, which included a one-time, pre-tax expense charge of $5.7 million related to a voluntary early retirement program and $5.0 million in regulatory settlement expenses Adjusted noninterest expense(2) – totaled $116.6 million in the third quarter, a 0.3% increase linked-quarter Salaries and benefits decreased $1.1 linked-quarter excluding $5.6 million in charges related to the voluntary early retirement program, which are included in Other Expenses in the table above Other Expenses in the table above also include $5.0 million in regulatory settlement expense Income Statement Highlights – Noninterest Expense Source: Company reports (1) Totals may not foot due to rounding (2) For Non-GAAP measures, please refer to the Earnings Release dated October 26, 2021 and the Consolidated Financial Information, Note 10 – Non-GAAP Financial Measures 16

Capital Management Solid capital position reflects consistent profitability of diversified financial services businesses Capital position remained strong with a CET1 ratio of 11.68% and a total risk-based capital ratio of 14.01% at September 30, 2021 Repurchased $9.7 million, or approximately 319 thousand shares of common stock in the third quarter. During the first nine months of 2021, Trustmark repurchased $34.6 million, or approximately 1.1 million of its common shares. At September 30, 2021, Trustmark had $65.4 million in remaining authority under its existing stock repurchase program, which expires December 31, 2021. Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per share payable December 15, 2021, to shareholders of record on December 1, 2021 Source: Company reports (1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital. 17

Outlook Commentary(1) Source: Company reports (1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 18

Trustmark Corporation Diversified financial services company headquartered in Jackson, MS, offering banking, wealth management, and risk management solutions in 180 locations throughout the Southeast U.S. Our vision is to be a premier financial services provider in our marketplace. Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals. 19 Who We Are Strategic Priorities to Enhance Shareholder Value Our Footprint